Phoenix Strategic Equity Series Fund
                       Supplement dated November 11, 1997
                      to Prospectus dated November 3, 1997

Management of the Fund
The heading "The Portfolio Managers" is hereby re-titled "The Portfolio Manager" and the two paragraphs under this heading should be replaced with the following.

     Mr. William J. Newman serves as Portfolio Manager of the each Series and as such is primarily responsible for the day to day management of each Series' investments. Mr. Newman also serves as Portfolio Manager of the Aggressive Growth Fund Series of Phoenix Series Fund and as Portfolio Manager of the Mid Cap Portfolio of Phoenix Multi-Portfolio Fund. Mr. Newman is Chief Investment Strategist and Executive Vice President of the Adviser and National Securities & Research Corporation. Mr. Newman is also a Senior Vice President of the Fund, and of The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund, Phoenix Income and Growth Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Series Fund, Phoenix Worldwide Opportunities Fund, Phoenix-Aberdeen Series Fund, and Phoenix Duff & Phelps Institutional Mutual Funds. Prior to his current position Mr. Newman was Chief Investment Strategist and Managing Director of Phoenix Home Life Mutual Insurance Company from April through November, 1995, Chief Investment Strategist for Kidder Peabody in New York from May, 1993 to December, 1994, and Managing Director at Bankers Trust from March, 1991 to May, 1993.


PDP 690M (11/97)